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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT

                                   PURSUANT TO

                             SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 18, 2000

                              --------------------

                            GENOME THERAPEUTICS CORP.

             (Exact name of registrant as specified in its charter)

        MASSACHUSETTS                  0-10824                04-2297484

(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
      of incorporation)                                 Identification Number)

                                100 BEAVER STREET

                          WALTHAM, MASSACHUSETTS 02453

          (Address, of principal executive offices, including zip code)



                                 (781) 398-2300

               (Registrant's Telephone number including area code)

                              --------------------




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Item 5.  OTHER EVENTS

         On April 13, 2000, Genome Therapeutics Corp. issued a press release announcing that it would not proceed with its follow-on public offering and that it would file an amendment to the registration statement that it filed with the Securities and Exchange Commission on March 16, 2000 to convert it to a shelf registration statement. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GENOME THERAPEUTICS CORP.

                                         By  /s/ Robert J. Hennessey
                                             ---------------------------------
                                             Title: Chairman of the Board and
                                                    Chief Executive Officer

Date: April 18, 2000


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                                  EXHIBIT INDEX

99.1              Press Release dated April 13, 2000


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